UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
WD-40 COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

Fee paid previously with preliminary materials.

Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

WD-40 COMPANY

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to www.envisionreports.com/WDFC or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/WDFC

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2026 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors of WD-40 Company (the "Company") recommends a vote FOR all the listed nominees and FOR Proposals 2 and 3.

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1. To elect a Board of Directors for the ensuing year and until their successors are elected and qualified;

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Steven A. Brass	☐	☐	☐	02 - Cynthia B. Burks	☐	☐	☐	03 - Daniel T. Carter	☐	☐	☐
04 - Eric P. Etchart	☐	☐	☐	05 - Lara L. Lee	☐	☐	☐	06 - Edward O. Magee, Jr.	☐	☐	☐
07 - Graciela I. Monteagudo	☐	☐	☐	08 - David B. Pendarvis	☐	☐	☐	09 - Ken A. Plunk	☐	☐	☐
10 - Anne G. Saunders	☐	☐	☐								

	For	Against	Abstain		For	Against	Abstain
2. To hold an advisory vote to approve executive compensation;	☐	☐	☐	3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2027; and	☐	☐	☐

4. To consider and act upon such other business as may properly come before the annual meeting.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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2026 Annual Meeting of WD-40 Company Stockholders

The 2026 Annual Meeting of Stockholders of WD-40 Company will be held on December 11, 2026 at 10:00 AM Pacific Standard Time, virtually via the Internet at https://meetnow.global/M4AQP24.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/WDFC

Small steps make an impact.

Help the environment by consenting to receive electronic delivery and sign up at www.envisionreports.com/WDFC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — WD-40 Company

This Proxy Is Solicited On Behalf of the Board of Directors ("Board")

The undersigned, revoking previous proxies for WD-40 Company's common stock, hereby appoints Steven A. Brass and Phenix Q. Kiamilev, and each of them, proxies of the undersigned, with power of substitution to each, to vote all common stock of WD-40 Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held virtually, December 11, 2026 at 10:00 AM Pacific Standard Time and at any adjournments thereof.

If the undersigned is a participant in the WD-40 Company Profit Sharing/401(k) Plan, the undersigned directs Empower Trust Company, LLC ("Empower"), as trustee under the plan, to vote all shares of WD-40 Company's common stock allocated to the undersigned under the plan at the 2026 Annual Meeting in accordance with the instructions on the reverse side. Please submit your vote prior to December 7, 2026, 2:00 PM Pacific Standard Time. (If you fail to give voting instructions to Empower, the plan has directed Empower to vote shares allocated to you in accordance with the Board's recommendations.)

Shares represented by this proxy, if properly executed, will be voted as directed by the stockholder. If no directions are given, the proxies will have authority to vote FOR the listed nominees and FOR Proposals 2 and 3.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.